SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 25, 2016

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) On April 25, 2016, Honeywell International Inc. (“Honeywell” or the “Company”) appointed Jennifer H. Mak to succeed Adam M. Matteo as Vice President and Controller of the Company and to serve as the Company’s principal accounting officer. Mr. Matteo has served as Vice President and Controller since December 2012 and is becoming the Vice President of Business Analysis and Planning.

Ms. Mak, age 41, joined Honeywell in 2010 and has served as Controller of the Company’s Performance Materials and Technologies segment since April 2014. Prior to that, she served as Assistant Controller of the Company and Director of Accounting Policy and Financial Controls.  Ms. Mak will participate in compensation plans that have been previously disclosed or filed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2016	Honeywell International Inc.

By:  /s/ Jeffrey N. Neuman

Jeffrey N. Neuman

Vice President, Corporate Secretary and Deputy
General Counsel